GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

     Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 6 to Credit Agreement, dated as of February 27, 2009. Each of the undersigned specifically acknowledges the terms of and consent to the waivers set forth therein. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Closing Date Guaranty executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

     Each of the undersigned, by signing below, hereby waives and releases the Lender and its respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which any of the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     EACH OF THE UNDERSIGNED WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THE UNDERSIGNED, THE BORROWER AND/OR THE LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT, THE CREDIT AGREEMENT, THE NOTE OR OTHER RELATED WRITING, INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

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     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Guarantor Acknowledgement and Agreement as of the date first written above.

                             DCA of Adel, LLC
                             DCA of Aiken, LLC
                             DCA of Barnwell, LLC
                             DCA of Calhoun, LLC
                             DCA of Camp Hill, LLC
                             DCA of Central Valdosta, LLC
                             DCA of Chesapeake, LLC
                             DCA of Columbus, LLC
                             DCA of Edgefield, LLC
                             DCA of Fitzgerald, LLC
                             DCA of Hyattsville, LLC
                             DCA of Lemoyne, Inc.
                             DCA of Manahawkin, Inc.
                             DCA of Mechanicsburg, LLC
                             DCA of North Baltimore, LLC
                             DCA of Norwood, LLC
                             DCA of Rockville, LLC
                             DCA of Royston, LLC
                             DCA of Selinsgrove, LLC
                             DCA of So. Ga., LLC
                             DCA of South Aiken, LLC
                             DCA of Warsaw, LLC
                             DCA of Wellsboro, Inc.
                             Keystone Kidney Care, Inc.
                             York Realty Managers, LLC

                                 /s/ Stephen W. Everett
                             By:--------------------------------------
                                 Name: Stephen W. Everett
                                 Title: President of each of the foregoing
                                          Guarantors